Securities And Exchange Commission
                             Washington, D.C. 20549

                                     Form 8K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report ( Date of earliest event reported ) August 7,1997
                                                          ---------------

                    USA Group Secondary Market Services, INC.
            --------------------------------------------------------
            ( Exact name of registrant as specified in its charter )


        Delaware                 333-2440                     35-1872185
   --------------------------------------------------------------------------
      (State or other           (Commission                  (IRS Employer
      jurisdiction              File Number)                Identification No.)
      of incorporation)


           30 South Meridian Street, Indianapolis, Indiana 46204-3503
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (317) 951-5640
                                                           --------------

                 8350 Craig Street, Indianapolis, Indiana 46250
        ----------------------------------------------------------------
        (Former name or former address, if changed since the last report)

Item 1.    Not Applicable

Item 2.    Not Applicable

Item 3.    Not Applicable

Item 4.    Not Applicable

Item 5. The Registrant hereby submits executed copies of the following documents in relation to the SMS Student Loan Trust 1997-A.

           1)       Loan Sale Agreement dated as of April 1, 1997
           2)       Servicing Agreement dated as of April 1, 1997
           3)       Indenture dated as of April 1, 1997
           4)       Trust Agreement dated as of April 1, 1997
           5)       Administration Agreement dated as of April 1,1997

Item 6.    Not Applicable

Item 7.    Not Applicable

Item 8.    Not Applicable

Exhibit No.
-----------

 4.1)      Loan Sale Agreement
 4.2)      Servicing Agreement
 4.3)      Indenture
 4.4)      Trust Agreement
 4.5)      Administration Agreement